 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

____________________

Date of report (Date of earliest event reported): March 15, 2023

Amyris, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100,	Emeryville,	CA	94608
(Address of Principal Executive Offices)			(Zip Code)

(510)	450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRS	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On March 15, 2023, Amyris, Inc. (the “Company”) issued a press release announcing the Company’s financial results for its fiscal quarter and full year ended December 31, 2022. A copy of this press release, entitled “Amyris, Inc. Reports Fourth Quarter and Full Year 2022 Financial Results”, is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 8.01    Other Events.

As previously disclosed, the Company issued to Foris Ventures, LLC (“Foris”) (i) 13,333,334 shares of common stock (the “Common Stock”) of the Company pursuant to that certain security purchase agreement, dated as of December 30, 2022 (the “Purchase Agreement”), (ii) warrants to purchase up to 2,046,036 shares of Common Stock issuable upon the exercise of that certain common stock purchase warrant, dated as of September 13, 2022 and (iii) warrants to purchase up to 10,000,000 shares of Common Stock issuable upon the exercise of that certain common stock purchase warrant, dated as of December 29, 2022 ((ii) and (iii) together, the “Warrant Agreements”).

Pursuant to the terms and conditions of the Purchase Agreement and Warrant Agreements, the Company agreed to file a prospectus supplement, which supplements the Prospectus filed with the SEC on April 7, 2021 together with a Registration Statement on Form S-3ASR (File No. 333-255105), to register the resale of the Unregistered Securities (the “Offering”), under which the Selling Stockholder may sell its Unregistered Securities. The Company will not receive any proceeds from the Offering.

A copy of the opinion of Fenwick & West LLP, relating to the validity of the Common Stock in connection with the Offering, is filed with this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
5.1	Opinion of Fenwick & West LLP
23.1	Consent of Fenwick & West LLP (contained in Exhibit 5.1)
99.1*	Press release, issued March 15, 2023, entitled “Amyris, Inc. Reports Fourth Quarter and Full Year 2022 Financial Results”

*Exhibit 99.1 is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: March 15, 2023	By:	/s/ Han Kieftenbeld
Han Kieftenbeld
Chief Financial Officer